UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 22, 2012
(Date of earliest event reported)

OLD DOMINION FREIGHT LINE, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 Old Dominion Way
Thomasville, North Carolina 27360
(Address of principal executive offices)
(Zip Code)
(336) 889-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Wavier of a Provision of the Code of Ethics.

(a)
On May 22, 2012, upon the recommendation of the Governance and Nomination Committee of the Board of Directors (the “Board”) of Old Dominion Freight Line, Inc. (the “Company”), the Board amended the Company's Code of Business Conduct (the “Code”). The amendment, which revised certain portions of the “Conflicts of Interest and Gifts” provision of the Code, provides additional clarity for the Company's officers, directors and employees regarding the Company's expectations and requirements with respect to the provision or receipt of gifts and/or entertainment. The Code, as revised, is available on our website at http://www.odfl.com/company/corpGovernance.shtml.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a), (b)
The 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 22, 2012. The following matters, which are described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2012, were voted upon and approved by the Company's shareholders at the Annual Meeting:

Proposal 1 –	Election of Nine Directors

Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Earl E. Congdon	51,020,837	3,290,123	1,255,691
David S. Congdon	52,067,774	2,243,186	1,255,691
John R. Congdon	50,977,070	3,333,890	1,255,691
J. Paul Breitbach	53,613,067	697,893	1,255,691
John R. Congdon, Jr.	49,343,384	4,967,576	1,255,691
Robert G. Culp, III	49,646,530	4,664,430	1,255,691
John D. Kasarda	53,530,004	780,956	1,255,691
Leo H. Suggs	50,783,837	3,527,123	1,255,691
D. Michael Wray	50,989,896	3,321,064	1,255,691

Proposal 2 –	Advisory Vote to Approve the Compensation of the Company's Named Executive Officers
The compensation of the Company's named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
39,321,208	14,701,007	288,745	1,255,691

Proposal 3 –	Approval of an Amendment to the Company's Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of the Company's Common Stock

The amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 70,000,000 to 140,000,000 was approved by the shareholders based on the following vote:

For	Against	Abstain
50,670,376	4,836,836	59,439

Proposal 4 –	Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified by the shareholders based on the following vote:

For	Against	Abstain
54,646,836	890,426	29,389

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ John P. Booker, III
John P. Booker, III
Vice President – Controller
(Principal Accounting Officer)
Date: May 24, 2012